President’s Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for CCB Equity Fund. This report covers the first half of the fund’s fiscal year, which is the six-month period from June 1, 2000 through November 30, 2000. Inside, you will find information that includes an investment review by the fund’s portfolio manager, a complete list of the fund’s holdings as of November 30, 2000, and the financial statements.

To help your money grow in value over the long term, this fund invests in a diversified portfolio of high-quality stocks. As you can see from the list of holdings, many of these stocks are issued by industry leaders whose products and services you use every day.

Over the six-month reporting period, CCB Equity Fund delivered a total return of (5.69)% 1 mainly due to a decline in net asset value. Income dividends were $0.04 per share. 1 The fund’s net assets totaled $85.2 million at the end of the reporting period.

Thank you for participating in the long-term growth opportunities of stocks through the diversification, professional management and convenience of CCB Equity Fund. We’ll continue to keep you up-to-date on your investment progress.

Sincerely,
/s/    Peter J. Germain
Peter J. Germain
President
January 15, 2001

[1]
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investment Review

The investment objective of the CCB Equity Fund is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The Fund attempts to achieve its investment objective by investing primarily in a broad, diversified range of dividend paying common stocks in companies deemed to have above average earnings growth prospects that are available at reasonable prices.

The CCB Equity Fund total return was (5.69%) in the six month reporting period ended November 30, 2000. Over the same reporting period, the market as measured by the S&P 500 was (6.91%). 1 In general, value oriented stocks and smaller capitalization issues exhibited superior relative performance.

Recent investment trends have been dominated by the prospects of a slowing global economy and the corresponding lower expectations for earnings growth. The decline in equity prices was triggered in substantial part by higher short-term interest rates, rising energy prices, heightened credit fears and the unwinding of speculative excesses in the technology sector. The result has been improved relative performance of defensive assets, such as high quality bonds and the less cyclical equity sectors. High price-to-earnings growth stocks, given the uncertainty in future earnings growth rates, suffered the steepest declines.

We responded to the uncertain outlook by increasing the Fund’s investment in less cyclical areas, such as real estate investment trusts. The economic sectors emphasized over the recent six month reporting period were financial services and health technology, representing approximately 19% and 16%, respectively, of the market value of the Fund’s holdings at the end of the reporting period.

As of November 30, 2000, total Fund net assets were $85,232,469. The portfolio was 96.4% invested in stocks and the remaining 3.1% in cash equivalents. The Fund’s ten largest stock holdings were as follows (stated as a percentage of total fund net assets):

General Electric Co.	6.40%
Cisco Systems, Inc.	5.62%
Citigroup, Inc.	4.68%
Exxon Mobil Corp.	3.90%
Merck & Co., Inc.	3.46%
American International Group, Inc.	3.41%
Capital One Financial Corp.	3.27%
Abbott Laboratories	3.26%
Fannie Mae	3.24%
Medtronic, Inc.	3.12%

A fundamental change in monetary policy may occur as the Federal Reserve shifts its primary concern from inflation to counteracting a slowing global economy. The key issue is how quickly lower interest rates will trigger a reversal in recent economic trends. In our view, the near-term focus should be more on capital preservation than capital appreciation.

Thank you for your interest and investment in the CCB Equity Fund.

[1]
S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

CCB Equity Fund
Portfolio of Investments
November 30, 2000 (unaudited)

Shares		Value
Common Stocks—96.4%

	Communications—2.6%

15,000	Alltel Corp.	$ 918,750

30,000	Nokia Oyj, Class A, ADR	1,282,500

	Total	2,201,250

	Consumer Basics—7.7%

15,000	Emerson Electric Co.	1,093,125

110,000	General Electric Co.	5,451,875

	Total	6,545,000

	Consumer Durables—1.9%

70,000	Ford Motor Co.	1,592,500

	Consumer Non-Durables—1.9%

40,000	General Mills, Inc.	1,645,000

	Electronic Technology—18.8%

35,000	(1)Applied Materials, Inc.	1,415,312

100,000	(1)Cisco Systems, Inc.	4,787,500

30,000	(1)EMC Corp. Mass	2,231,250

60,000	Intel Corp.	2,283,750

15,000	International Business Machines Corp.	1,402,500

25,000	Nortel Networks Corp.	943,750

18,000	(1)Solectron Corp.	504,000

30,000	(1)Teradyne, Inc.	901,875

42,000	Texas Instruments, Inc.	1,567,125

	Total	16,037,062

	Energy Minerals—6.4%

45,000	BP Amoco PLC, ADR	2,134,687

37,746	Exxon Mobil Corp.	3,321,648

	Total	5,456,335

CCB Equity Fund

Shares		Value
Common Stocks—continued

	Finance—19.3%

30,000	American Express Co.	$ 1,648,125

30,000	American International Group, Inc.	2,908,125

40,000	Associates First Capital Corp., Class A	1,412,500

50,000	Capital One Financial Corp.	2,790,625

80,000	Citigroup, Inc.	3,985,000

28,100	Duke-Weeks Realty Corp.	639,275

50,000	KeyCorp	1,246,875

41,500	Pennsylvania Real Estate Investment Trust	788,500

50,000	ProLogis Trust	1,050,000

	Total	16,469,025

	Health Technology—16.1%

50,400	Abbott Laboratories	2,775,150

15,000	Baxter International, Inc.	1,298,437

50,000	Medtronic, Inc.	2,662,500

31,800	Merck & Co., Inc.	2,947,463

75,000	Mylan Laboratories, Inc.	1,795,313

50,000	Pfizer, Inc.	2,215,625

	Total	13,694,488

	Industrial Services—2.1%

30,000	Santa Fe International Corp.	740,625

15,000	Schlumberger Ltd.	930,000

2,904	Transocean Sedco Forex, Inc.	115,797

	Total	1,786,422

	Mortgage—3.2%

35,000	Fannie Mae	2,765,000

	Non-Energy Minerals—2.4%

74,000	Alcoa, Inc.	2,085,875

CCB Equity Fund

Shares		Value
Common Stocks—continued

	Producer Manufacturing—4.5%

35,000	Honeywell International, Inc.	$ 1,706,250

40,000	Tyco International Ltd.	2,110,000

	Total	3,816,250

	Retail—3.3%

40,000	Lowe’s Cos., Inc.	1,602,500

23,400	Wal-Mart Stores, Inc.	1,221,188

	Total	2,823,688

	Technology Services—3.3%

19,000	(1)America Online, Inc.	771,590

35,000	(1)Microsoft Corp.	2,008,125

	Total	2,779,715

	Utilities—2.9%

40,079	(1)WorldCom, Inc.	598,680

60,000	Southern Co.	1,893,750

	Total	2,492,430

	Total Common Stocks (identified cost $45,646,060)	82,190,040

Open-End Investment Companies—3.1%

2,663,474	Goldman Sachs Financial Square Money Market Fund (at net asset value)	2,663,474

	Total Investments (identified cost $48,309,534)(2)	$84,853,514

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $48,309,534. The net unrealized appreciation of investments on a federal tax basis amounts to $36,543,980 which is comprised of $39,116,955 appreciation and $2,572,975 depreciation at November 30, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($85,232,469) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)
CCB Equity Fund
Statement of Assets and Liabilities
November 30, 2000 (unaudited)

Assets:

Total investments in securities, at value (identified cost $48,309,534)		$84,853,514

Cash		8,601

Income receivable		136,205

Receivable for investments sold		434,622

Receivable for shares sold		19,135

Total assets		85,452,077

Liabilities:

Payable for adviser fee	$100,829

Payable for shareholder services fee	70,478

Options, written at cost ($184,893)	37,500

Accrued expenses	10,801

Total liabilities		219,608

Net Assets for 4,280,113 shares outstanding		$85,232,469

Net Assets Consist of:

Paid in capital		$36,743,936

Net unrealized appreciation of investments and options		36,691,373

Accumulated net realized gain on investments and options		11,839,502

Undistributed net investment income		(42,342)

Total net assets		$85,232,469

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

$85,232,469 ÷ 4,280,113 shares outstanding		$19.91

(See Notes which are an integral part of the Financial Statements)
CCB Equity Fund
Statement of Operations
Six Months Ended November 30, 2000 (unaudited)

Investment Income:

Dividends (net of foreign taxes withheld of $1,082)			$ 552,049

Interest			59,820

Total income			611,869

Expenses:

Investment adviser fee		$ 398,338

Administrative personnel and services fee		70,295

Custodian fees		7,123

Transfer and dividend disbursing agent fees and expenses		24,088

Directors’/Trustees’ fees		6,701

Auditing fees		6,092

Legal fees		2,015

Portfolio accounting fees		21,416

Shareholder services fee		117,158

Share registration costs		8,154

Printing and postage		6,889

Insurance premiums		422

Miscellaneous		1,453

Total expenses		670,144

Waivers:

Waiver of investment adviser fee	$(84,354)

Waiver of shareholder services fee	(46,863)

Total waivers		(131,217)

Net expenses			538,927

Net investment income			72,942

Realized and Unrealized Loss on Investments and Options:

Net realized loss on investments and options			(12,444)

Net change in unrealized appreciation/(depreciation) of investments and options			(5,147,018)

Net realized and unrealized loss on investments and options			(5,159,462)

Change in net assets resulting from operations			$(5,086,520)

(See Notes which are an integral part of the Financial Statements)
CCB Equity Fund
Statement of Changes in Net Assets

	Six Months Ended (unaudited) November 30, 2000	Year Ended May 31, 2000
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 72,942	$ 377,670

Net realized gain (loss) on investments and options	(12,444)	13,862,859

Net change in unrealized appreciation/(depreciation) of investments and options	(5,147,018)	763,308

Change in net assets resulting from operations	(5,086,520)	15,003,837

Distributions to Shareholders:

Distributions from net investment income	(174,189)	(370,116)

Distributions from net realized gains on investments and options	—	(16,844,327)

Change in net assets resulting from distributions to shareholders	(174,189)	(17,214,443)

Share Transactions:

Proceeds from sale of shares	2,086,137	8,210,125

Net asset value of shares issued to shareholders in payment of distributions declared	36,104	3,070,354

Cost of shares redeemed	(5,499,129)	(14,725,349)

Change in net assets resulting from share transactions	(3,376,888)	(3,444,870)

Change in net assets	(8,637,597)	(5,655,476)

Net Assets:

Beginning of period	93,870,066	99,525,542

End of period	$85,232,469	$ 93,870,066

(See Notes which are an integral part of the Financial Statements)

CCB Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended (unaudited) November 30,		Year Ended May 31,
	2000		2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 21.15		$ 21.74	$ 20.24	$ 17.33	$ 13.80	$ 11.48

Income from investment operations

Net investment income	0.02		0.08	0.08	0.07	0.13	0.14

Net realized and unrealized gain/(loss) on investments and options	(1.22)		3.27	3.10	3.93	3.72	2.57

Total from investment operations	(1.20)		3.35	3.18	4.00	3.85	2.71

Less distributions

Distributions from net investment income	(0.04)		(0.08)	(0.08)	(0.07)	(0.13)	(0.16)

Total distributions from net realized gain on investments and options	—		(3.86)	(1.60)	(1.02)	(0.19)	(0.23)

Total distributions	(0.04)		(3.94)	(1.68)	(1.09)	(0.32)	(0.39)

Net asset value, end of period	$19.91		$ 21.15	$21.74	$ 20.24	$ 17.33	$ 13.80

Total return (1)	(5.69%)		16.12%	15.90%	23.86%	28.25%	23.91%

Ratios to average net assets

Expenses	1.15	%(2)	1.09%	1.00%	1.00%	1.03%	1.25%

Net investment income	0.16	%(2)	0.38%	0.39%	0.39%	0.81%	1.08%

Expense waiver/reimbursement (3)	0.28	%(2)	0.25%	0.09%	0.07%	0.16%	0.20%

Supplemental data

Net assets, end of period (000 omitted)	$85,232		$93,870	$99,526	$219,694	$167,503	$29,194

Portfolio turnover	16%		42%	92%	69%	55%	69%

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Computed on an annualized basis.

(3)	This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)
CCB Equity Fund
Notes to Financial Statements
November 30, 2000 (unaudited)

(1) Organization

CCB Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust consists of one portfolio. The financial statements included herein are only those of CCB Equity Fund (the “Fund”), a diversified portfolio. The investment objective of the Fund is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation —Listed equity securities are valued at the last sale price reported on the primary national securities exchange. Unlisted equity securities are generally valued at the mean of the latest bid and asked prices provided by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions —Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes —It is the Fund’s policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions —The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Options Contracts —The Fund may write option contracts. A written option obligates the Fund to deliver [a call], or to receive [a put], the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended November 30, 2000, the Fund had a realized gain of $73,198 on written options.

The following is a summary of the Fund’s written option activity:

Contracts	Number of Contracts	Aggregate Face Value
Outstanding at prior period-end	0	$ 0
Contracts written	750	281,491
Contracts closed	(300)	(23,400)

Outstanding at November 30, 2000	450	$258,091

At November 30, 2000, the Fund had 450 outstanding options.

Use of Estimates —The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other —Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Board of Trustees (the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended November 30, 2000	Year Ended May 31, 2000
Shares sold	98,359	387,273

Shares issued to shareholders in payment of distributions declared	1,700	150,266

Shares redeemed	(257,339)	(677,341)

Net change resulting from share transactions	(157,280)	(139,802)

CCB Equity Fund

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee —Central Carolina Bank and Trust Company, the Fund’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee equal to 0.85% of the Fund’s average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Franklin Street Advisors, Inc., (the “Sub-Adviser”), the Sub-Adviser receives an annual fee from the Adviser equal to 0.65% of the Fund’s average daily net assets. The Sub-Adviser may voluntarily waive any portion of its fee.

Administrative Fee —Federated Administrative Services (“FAS”) provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a minimum fee of $50,000 per portfolio.

Shareholder Services Fee —Under the terms of a Shareholder Services Agreement with FAS, the Fund will pay FAS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses —Federated Securities Company (“FServ”), through its subsidiary, Federated Shareholders Services Company, (“FSSC”) serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees —FServ maintains the Fund’s accounting records for which it receives a fee. The fee is based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General —Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the foregoing companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended November 30, 2000, were as follows:

Purchases	$14,665,102

Sales	$17,776,870

Trustees	Officers

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

John F. Cunningham

J. Christopher Donahue

Lawrence D. Ellis, M.D.

Peter E. Madden

Charles F. Mansfield, Jr.

John E. Murray, Jr.

Marjorie P. Smuts

John S. Walsh

John F. Donahue
    Chairman

Peter Germain
    President

J. Christopher Donahue
    Executive Vice President

John W. McGonigle
    Executive Vice President and Secretary

Beth S. Broderick
    Vice President

Judith J. Mackin
    Vice President

Richard J. Thomas
    Treasurer

Geoffrey N. Taylor
    Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Securities Corp. is the distributor of the fund.

Investment Company Act File No. 811-6561

Cusip 12500E307
G00926-01 (1/01)

CCB	[t]	FUNDS
Central Carolina Bank

CCB
Equity Fund

Semi-Annual Report

November 30, 2000